UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒    Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Ingersoll-Rand plc

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee previously paid with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.

3)	Filing Party:

4)	Date Filed:

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on June 2, 2011.

Meeting Information
	Meeting Type:	Annual
INGERSOLL-RAND PLC	For holders as of:	April 6, 2011
	Date: June 2, 2011	Time: 2:30 PM, local time
Location: Adare Manor Hotel
Adare
County Limerick Ireland

INGERSOLL-RAND PLC 170/175 LAKEVIEW DR. AIRSIDE BUSINESS PARK SWORDS, CO. DUBLIN IRELAND	You are receiving this communication because you hold shares in the above named company.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

M33239-P10554

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

  NOTICE AND PROXY STATEMENT            ANNUAL REPORT            IRISH STATUTORY ACCOUNTS

  How to View Online:

  Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

  How to Request and Receive a PAPER or E-MAIL Copy:

  If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

                                 1) BY INTERNET:         www.proxyvote.com

                                 2) BY TELEPHONE:     1-800-579-1639

                                 3) BY E-MAIL*:              sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 19, 2011 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

  Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

  Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.

  Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

M33240-P10554

Voting Items
The Board of Directors recommends you vote FOR the following proposals:
1. Election of Directors
Nominees:
1a. A. C. Berzin	The Board of Directors recommends you vote FOR the following proposals:

1b. J. Bruton	2.	Approval of a new Senior Executive Performance Plan

1c. J. L. Cohon	3.	Advisory vote on the compensation of the Company’s named executive officers

1d. G. D. Forsee	The Board of Directors recommends you vote 1 year on the following proposal:

1e. P. C. Godsoe	4.	Advisory vote on the frequency of the advisory vote on the compensation of our named executive officers

1f. E. E. Hagenlocker	The Board of Directors recommends you vote FOR the following proposals:

1g. C. J. Horner	5.	Approval of authority for the Company and/or any subsidiary of the Company to make market purchases of Company Shares

1h. M. W. Lamach	6.	Approval of the appointment of independent auditors and authorization of the Audit Committee to set the auditors’ remuneration

1i. T. E. Martin

1j. R. J. Swift

1k. T. L. White

M33241-P10554

M33242-P10554